UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 6, 2004
Date of report (Date of earliest event reported)

KNBT Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 512 and Highland Avenue, Bethlehem, Pennsylvania		18017
(Address of principal executive offices)		(Zip Code)

(610) 861-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

The following exhibits are furnished herewith:

99.1                           2004 Annual Meeting Presentation, dated May 6, 2004, of KNBT Bancorp, Inc. (the “Company”)

Item 9.                                   Regulation FD Disclosure

Attached hereto as an exhibit is a slide presentation which the Company will show at its Annual Meeting of Shareholders to be held on May 6, 2004.  The Company’s presentation, attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished pursuant to Item 9, and shall not be deemed to be “filed” for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT BANCORP, INC.

Date: May 6, 2004	By:	/s/ Eugene T. Sobol
Eugene T. Sobol
Senior Executive Vice President,
Chief Operating Officer and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Annual Meeting Presentation dated May 6, 2004